UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2003

Atrium Companies, Inc.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	333-20095 (Commission File Number)	75-2642488 (I.R.S. Employer Identification Number)

1341 W. Mockingbird Lane
Suite 1200 West
Dallas, Texas 75247
(Address of executive offices, including zip code)

(214) 630-5757
(Registrant’s telephone number, including area code)

N/A
(former address if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.  Financial Statements and Exhibits

(c)	Exhibits

The following exhibits are furnished as a part of this Current Report on Form 8-K:

99.1	Press Release of Atrium Companies, Inc. dated May 1, 2003.

99.2	Transcript from Atrium Companies, Inc. first quarter earnings conference call held on May 5, 2003.

Item 9. Regulation FD Disclosure

In accordance with guidance from the Securities and Exchange Commission in Release numbers 33-8216 and 34-47583, the information furnished under this Item 9 (“Regulation FD Disclosure”) is intended to be furnished under Item 12 (“Results of Operations and Financial Condition”). The information in this Current Report on Form 8-K and the Exhibit attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

     On May 1, 2003, Atrium Companies Inc. (the “Company”) issued a press release announcing the Company’s financial results for the quarter ended March 31, 2003. A copy of this press release is attached as exhibit 99.1 to this Current Report on Form 8-K.

     The Company held a conference call on May 5, 2003 discussing their financial results for the first quarter ended March 31, 2003. A copy of the transcript from this call is attached as exhibit 99.2 to this Current Report on Form 8-K.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATRIUM COMPANIES, INC.

By:	/s/ Eric W. Long Eric W. Long Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Date: May 23, 2003

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EXHIBIT INDEX

Exhibit
Number

99.1 99.2	Press release dated May 1, 2003. Transcript from the first quarter earnings conference call held on May 5, 2003.

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